UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-31560	98-1597419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 Woodlands Avenue 5,
Singapore	739009
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (65) 6018-2562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

On June 11, 2025 (the “Redemption Date”), the Seagate HDD Cayman (“Seagate HDD”), a direct subsidiary of Seagate Technology Holdings public limited company (the “Company”), redeemed all of its remaining outstanding 4.875% Senior Notes due 2027 (the “2027 Notes”), which were issued under that certain Indenture, dated as of May 14, 2015, by and among Seagate HDD, each of the guarantors party thereto and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association), as trustee (as amended and supplemented, including by that certain Supplemental Indenture, dated as of May 18, 2021, the “Indenture”), at a redemption price of 100.819% of the outstanding aggregate principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. Following the redemption of the 2027 Notes, Seagate HDD satisfied and discharged all obligations under the Indenture.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.04.

Item 8.01 Other Events.

On June 11, 2025, the Company issued a press release announcing the early results and amendment of the previously announced offers to exchange any and all outstanding notes of the following eight series issued by Seagate HDD for new notes to be issued by Seagate Data Storage Technology Pte. Ltd. and related consent solicitations (collectively, the “Exchange Offers”):

•	4.091% Senior Notes due 2029

•	3.125% Senior Notes due 2029

•	8.250% Senior Notes due 2029

•	4.125% Senior Notes due 2031

•	3.375% Senior Notes due 2031

•	8.500% Senior Notes due 2031

•	9.625% Senior Notes due 2032

•	5.750% Senior Notes due 2034

A copy of the press release announcing the early participation results of the Exchange Offers is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 11, 2025, of Seagate Technology Holdings public limited company entitled “Seagate Announces Early Participation Results and Amendment of Exchange Offers and Consent Solicitations for Senior Notes”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2025	SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ Gianluca Romano
	Name:	Gianluca Romano
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)